                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JANUARY 11, 1999



                             REALITY INTERACTIVE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     MINNESOTA
                   (STATE OR OTHER JURISDICTION OF INCORPORATION)

              0-27862                               41-1781991
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                             6121 BAKER ROAD, SUITE 115
                                MINNETONKA, MN 55345
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                   (612) 253-4700
                          (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) PREVIOUS INDEPENDENT ACCOUNTANTS. On January 4, 1999, the Board of Directors of Reality Interactive, Inc. (the "Company"), acting on the recommendation of management, dismissed PricewaterhouseCoopers LLP as the Company's independent accountants.

PricewaterhouseCoopers LLP's reports for the last two fiscal years ended December 31, 1997 and 1996 contained no adverse opinions, disclaimer of opinion, qualifications or modifications as to audit scope, accounting principles, or uncertainty.

For each of the two fiscal years ended December 31, 1997 and 1996, and through January 4, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused
PricewaterhouseCoopers LLP to make reference to the matter in their report in the financial statements for such years.

During the two most recent fiscal years and through January 4, 1999, there have been no reportable events as defined in Regulation S-K Item 304 (a) (1) (v).

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 6, 1999, is filed as Exhibit
16.1 to this Form 8-K.

(b) NEW INDEPENDENT ACCOUNTANTS. The Company engaged Lund Koehler Cox & Arkema LLP as its new independent accountants as of January 4, 1999.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REALITY INTERACTIVE, INC.
                                    (Registrant)


Date:  January 11, 1999             By  /s/  Wesley W. Winnekins
                                        -------------------------
                                             Wesley W. Winnekins
                                             Chief Financial Officer


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                                Exhibit Index

Exhibit
No.       Description
16.1      Letter regarding change in certifying accountant.